                                                                  Exhibit 10(ii)

                        SCHEDULE OF LEASED EQUIPMENT 0697
                             TO MASTER LEASE BC-105


B. Braun Medical Inc. ("Lessor") and Dialysis Corporation of America ("Lessee")

Pursuant to the Master Lease dated November 22, 1996 between Lessor and Lessee which is incorporated herein by reference, Lessee agrees to Lease the below described Equipment from Lessor, its successors or assigns, and Lessor, by acceptance of this lease, agrees to lease the Equipment to Lessee, on the terms set forth in this Schedule of Leased Equipment.

The equipment listed on this schedule will be located at:

                  Dialysis Services of Pennsylvania, Inc. - Carlisle 101 Noble Blvd., Suite 103
                  Carlisle, PA  17013

-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Date of 1st
     Equipment Description          Aggregate         Monthly           Commencing         Monthly Rental        Purchase
                                     Rental            Rental              Date                                   Option
-----------------------------------------------------------------------------------------------------------------------------
(9) new HD-secura                   $131,640           $2,194          July 1, 1997         July 1, 1997          $1.00
systems; S/N 836,837,
             838,839,840           plus taxes        plus taxes
             841,842,843
             844
including Blood Pressure
monitors, standard accessories
package and necessary hoses
and fittings
-----------------------------------------------------------------------------------------------------------------------------


Lease Term: The term of this Lease for the items described in this Schedule shall be 60 months.

Rentals: For said term or any portion thereof, Lessee shall pay to Lessor the stated above aggregate rentals in 60 equal, successive, monthly payments as stated, commencing on the date set forth above, and continuing on a like date of each month thereafter until fully paid.

Purchase Option: the purchase option is available at the end of the lease term on the terms and conditions set forth within the "Option to Purchase" agreement attached to the Master Lease.

This schedule of Leased Equipment together with the Master Lease incorporated herein by reference constitute the entire Agreement between the parties as to the Lease and Equipment.

Accepted  Dialysis Corporation of America, a Florida corporation



Lessee:    /s/ BART PELSTRING         ;       Attest:
           ----------------------------               ---------------------
           Bart Pelstring, Dialysis Corporation of America



Lessor:    /s/ EDWARD ZELEZEN
           ----------------------------
           Edward Zelezen, Controller, B. Braun Medical Inc.